Exhibit 99.2

Legal disclosure

In addition to historical information, this presentation may contain "forward-looking statements." The words "forecast," "estimate," "project," "intend," "expect," "should," "believe" and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The forward-looking statements included herein are made only as of the date of this update, and we do not undertake any obligation, other than as required by law and the NZX Listing Rules, to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Diligent Boardbooks

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In our view, Diligent’swinning formula includes… 2 Best in class multi-tenant SaaS offering Superior customer service and training Scalable technology that easily adapts to customer requirements Powerful, dynamic SaaS business model Market leadership Unique User Experience

FY12 Business Highlights 3 » Diligent was added to the NZX 50 Index in June 2012 » For the second year in a row, Diligent was recognized as one of Deloitte’s Fastest Growing Technology Companies in North America » Reached almost 52,000 users worldwide and 2,571 Boards » Diligent now has clients in 32 countries around the world The financial statements are in the process of being audited and are therefore subject to adjustment. All amounts are in $US unless otherwise stated.

FY12 Financial Highlights 4 » Fiscal 2012 was a strong year characterized by continued top-line growth, margin expansion, and balance sheet strengthening o Annual revenue of $43.7 Million, up 143% y/y o Cumulative sales of $52.3 Million, up 104% y/y o Adj. EBITDA margins of 34%, up 2,100 basis points y/y o Operating cash flow of $22.1 Million, up 218% y/y o Deferred revenue of $17.6 Million, up 107% y/y o Cash balance of $33.3 Million, up 273% y/y » Cumulative Client Agreements now stand at 1,808 as of the end of FY12, up 76% y/y » Client Upgrades totaled $6.8 Million for the year, an increase of 213% y/y » Client retention rate remains at 97% over the trailing 12 months, which we believe is among the best-in-class for “Software-as-a-Service” companies such as Diligent The financial statements are in the process of being audited and are therefore subject to adjustment. All amounts are in $US unless otherwise stated.

Representative Public Clients 5 Representative Private Clients » Installed customer base of more than 1,800 private and public companies 98% » 2,570+ boards currently using our solution, with approximately 52,000 users 108% –25% of the Fortune 1000 FY10–FY12 CAGR Banking Business Services Construction Consumer Products Energy Entertainment Financial Services Government Health Care Insurance Manufacturing Media Mutual Funds Pharmaceutical Retail Technology TelecommunicationsReal Estate Agriculture Banking Business Services Consumer Products Credit Union Education Entertainment Hudson National Golf Club Environmental Services Food & Beverages Insurance Seafarers Vacation Plan Government Health Care Legal Media Nonprofit Institutions Retail The financial statements are in the process of being audited and are therefore subject to adjustment. All amounts are in $US unless otherwise stated. Large, Installed Customer Base

Increasing number of customers with high customer retention 6 Customer retention sales Number of users 89% 92% 94% 96% 97% 75% 80% 85% 90% 95% 100% 4,500 7,300 12,000 27,500 52,000 Number of customers 170 280 460 1,025 1,808 The financial statements are in the process of being audited and are therefore subject to adjustment. All amounts are in $US unless otherwise stated.

Strong track record of revenue growth 7 Annual Growth ($US in millions) $1.7 $2.9 $5.0 $8.3 $18.0 $43.7 2007 2008 2009 2010 2011 2012 % Growth 55% 70% 71% 66% 116% 143% % Revenue composition U.S. NA 86% 84% 79% 76% 70% International NA 14% 16% 21% 24% 30% The financial statements are in the process of being audited and are therefore subject to adjustment. All amounts are in $US unless otherwise stated.

Strong track record of revenue growth (cont’d) 8 Quarterly Growth ($US in millions) $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 4 Q 0 7 1 Q 0 8 2 Q 0 8 3 Q 0 8 4 Q 0 8 1 Q 0 9 2 Q 0 9 3 Q 0 9 4 Q 0 9 1 Q 1 0 2 Q 1 0 3 Q 1 0 4 Q 1 0 1 Q 1 1 2 Q 1 1 3 Q 1 1 4 Q 1 1 1 Q 1 2 2 Q 1 2 3 Q 1 2 4 Q 1 2 Diligent has delivered consistent Q-o-Q top-line growth over the last 5 years The financial statements are in the process of being audited and are therefore subject to adjustment. All amounts are in $US unless otherwise stated.

»Given the software-as-a-service model, increasing revenue results in rapid margin expansion 9 Demonstrated operating leverage $1.0 $1.2 $1.3 $1.5 $1.7 $2.0 $2.2 $2.4 $3.0 $3.7 $4.8 $6.5 $8.2 $10.1 $11.8 $13.6 $2.0 $1.7 $1.6 $1.5 $1.7 $1.7 $1.6 $1.9 $2.0 $2.4 $2.7 $3.4 $3.7 $4.9 $4.5 $5.8 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 M a r - 0 9 J u n - 0 9 S e p - 0 9 D e c - 0 9 M a r - 1 0 J u n - 1 0 S e p - 1 0 D e c - 1 0 M a r - 1 1 J u n - 1 1 S e p - 1 1 D e c - 1 1 M a r - 1 2 J u n - 1 2 S e p - 1 2 D e c - 1 2 Revenue Total Operating Expenses ($US in millions) Margin Expansion Note: For presentation purposes, total operating expenses exclude stock based compensation, depreciation and amortization. The financial statements are in the process of being audited and are therefore subject to adjustment. All amounts are in $US unless otherwise stated.

Strong profitability with consistent margin expansion (16.9%) 13.3% 33.9% (30%) (20%) (10%) 0% 10% 20% 30% 40% 2010 2011 2012 Adj. EBITDA Margin 10 The financial statements are in the process of being audited and are therefore subject to adjustment. All amounts are in $US unless otherwise stated.

Strong balance sheet ($US in 000’s) December 31, 2012 December 31, 2011 Cash & CashEquivalents $33,311 $8,931 AccountsReceivable, Net 3,018 1,957 Property & Equipment,Net 5,037 2,088 Intangible Assets 217 362 Other Assets 2,021 5,214 Total Assets $43,604 $18,552 AccountsPayable $222 $858 Deferred Revenue 17,581 8,496 Other Liabilities 6,814 1,874 TotalLiabilities $24,617 $11,228 Total Liabilities & Stockholders’ Equity $43,604 $18,552 11 Note: Figures may not add due to rounding. The financial statements are in the process of being audited and are therefore subject to adjustment. All amounts are in $US unless otherwise stated.

Consistent margin expansion ($US in MM) Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 CumulativeSales $6.9 $7.5 $8.5 $10.0 $11.9 $14.9 $19.7 $25.7 $32.4 $39.2 $45.9 $52.3 Revenues $1.7 $2.0 $2.2 $2.4 $3.0 $3.7 $4.8 $6.5 $8.2 $10.1 $11.8 $13.6 Cost of Revenues $0.6 $0.7 $0.7 $0.8 $0.8 $1.1 $1.4 $1.7 $2.2 $2.4 $2.6 $2.8 Gross Profit $1.1 $1.3 $1.5 $1.6 $2.2 $2.6 $3.4 $4.8 $6.0 $7.7 $9.2 $10.8 Gross Profit Margin % 65% 65% 68% 67% 73% 70% 71% 74% 73% 76% 78% 79% OperatingExpenses: Sales & Marketing $0.6 $0.7 $0.7 $0.7 $0.9 $1.2 $1.4 $1.8 $1.9 $2.1 $2.3 $2.3 General & Administrative* $0.9 $0.8 $0.6 $0.9 $0.9 $0.8 $0.9 $1.1 $1.3 $2.2 $1.6 $2.9 Research & Development $0.2 $0.2 $0.3 $0.3 $0.3 $0.4 $0.4 $0.5 $0.5 $0.6 $0.6 $0.6 Total Operating Expenses $1.7 $1.7 $1.6 $1.9 $2.1 $2.4 $2.7 $3.4 $3.7 $4.9 $4.5 $5.8 Adjusted EBITDA ($0.6) ($0.4) ($0.1) ($0.3) $0.1 $0.2 $0.7 $1.4 $2.3 $2.8 $4.7 $5.0 Adjusted EBITDA Margin % (35%) (20%) (5%) (13%) 3% 5% 15% 22% 28% 28% 40% 37% Net Cash FlowsFrom Operations ($0.4) ($0.5) $0.2 $0.7 $0.6 $0.6 $1.1 $4.6 $3.7 $5.4 $5.7 $7.3 12 » Gross Margins and Adjusted EBITDA Margins continue to expand as the business scales » Rapid margin expansion demonstrates the natural operating leverage in the Diligent business model * For presentation purposes, General & Administrative expenses exclude share based compensation. The financial statements are in the process of being audited and are therefore subject to adjustment. All amounts are in $US unless otherwise stated.

Summary 13 » As evidenced by Diligent’sstrong FY12 results, the Company’s senior management continues to deliver on both profitability and revenue growth, which is testament to Diligent’scommitment to execution and to delivering a superior customer experience » We believe Diligent’sstrategies that led to the exceptional 2012 results will continue through 2013 » Geographic expansion is ongoing and in our view, there is plenty of global opportunity with both public and private companies » The efforts to improve the Boardbooksoffering are ongoing, and we have no doubt that the product at the end of 2013 will be even better than the product it is today » Diligent plans to further invest in company infrastructure and Corporate Services resources, along with Research and Development and Marketing » Implementing robust internal controls is one of the Company’s top priorities, including appropriate processes and resources to ensure our governance and compliance performance improves to the standard of excellence that Diligent is known for as a company The financial statements are in the process of being audited and are therefore subject to adjustment. All amounts are in $US unless otherwise stated.

Non-GAAP Financial Measures

The Company uses New Sales, Cumulative Sales and Adjusted EBITDA margins as non-GAAP financial performance measurements. New Sales represents the annual license and subscription fees due from clients under their agreements with Diligent which were signed during the fiscal year. This also includes net additions/deductions to license and subscription fees due from clients under previously existing agreements. Cumulative Sales represents the total amount of license and subscription fees due from clients during the fiscal year under agreements in effect at the end of the fiscal year. This figure is adjusted for foreign exchange fluctuations. Adjusted EBITDA margins is defined and reconciled to Gross Profit margin on page 12 of this presentation. New Sales and Cumulative Sales are provided to investors to supplement the results of operations reported in accordance with GAAP. The Company's management uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to the corresponding GAAP measures, in evaluating the Company's ongoing operational performance and trends and in comparing its financial measures with other companies in the same industry, many of which present similar non-GAAP financial measures to help investors understand the operational performance of their businesses. However, it is important to note that the particular items the Company excludes from, or includes in, its non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.

Non-GAAP financial measures should not be considered in isolation from, or a substitute for, financial information prepared in accordance with GAAP.

Reconciliation of Cumulative Sales to Revenue and Deferred Revenue

Licensing Revenue		$ 39,442,246
Deferred Revenue 12/31/2011	15,683,215	
Deferred Revenue 12/31/2012	28,241,852	
Increase in Deferred Revenue		12,558,637
Foreign Exchange Adjustments		326,886
Cumulative Sales		$ 52,327,769

Revenue:		
Licensing Revenue	$ 39,442,246	
Installation Revenue	4,293,997	
Total Revenue on Income Statement	$ 43,736,243	

Deferred Revenue, net	2012	2011
Licensing	$ 15,173,566	$ 6,809,186
Installation	2,407,870	1,686,475
Total Deferred Revenue on Balance Sheet	$ 17,581,436	$ 8,495,661
Gross Deferred Revenue, Licensing Only (See Note 1 Below)		
Deferred Revenue, net	$ 15,173,566	$ 6,809,186
Add Unbilled and Uncollected New Sales	13,068,286	8,874,029
	$ 28,241,852	$ 15,683,215

Note 1 - Fees paid in advance are recorded as deferred revenue until earned. Signed contracts which have not been billed or for which payment has not been received are excluded from both deferred revenue and accounts receivable on the balance sheet.

New Sales for the year ended December 31, 2012 represents the difference between Cumulative Sales at December 31, 2012 ($52.3 million) and Cumulative Sales at December 31, 2011 ($25.7 million), excluding foreign exchange fluctuations ($.3 million).

Diligent Boardbooks®

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